SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                                 Amendment No. 1


                                       to


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): July 2, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


        Maryland                   1-13080                  06-1391084
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                 File No.)            Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.


                  (a)  Financial Statements of Business Acquired

Statement of Revenue and Certain Expenses of Greenfield Village Apartments for the three months ended March 31, 1997 [Unaudited] and year ended December 31,1996.

                  (b)  Pro Forma Financial Statements

Pro Forma Condensed Balance sheet as of March 31, 1997. Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997 [Unaudited].

                   (c)  Exhibits.

     Exhibit No.                                            Description
         2.1 Purchase and Sale Agreement dated May 14, 1997 between Highland Income Partners, L.P., as Seller, and Grove Corporation, as Purchaser (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated July 2, 1997 (Commission File 1-13080))

                              GROVE PROPERTY TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                   (UNAUDITED)


The following unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented as if the acquisition of Greenfield Village Apartments had occurred on March 31, 1997. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company included in the Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1997. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to present the future financial position of the Company.

                             Historical
                               Grove    Previously
                              Property   Acquired     Pro Forma     Pro Forma
                               Trust    Properties(D) Adjustments Consolidated
                              -----   -------------- ------------- -----------
ASSETS

Real estate, net ......... $65,667,344  $21,401,581   $4,389,000 (A)$91,457,925
Cash and cash equivalents    4,865,648      620,152     (689,000)(C)  4,796,800
Cash - resident security
      deposits ...........     848,200      299,880         --        1,148,080
Other assets .............   1,463,527      718,169         --        2,181,696
                            ----------   ----------   ----------    ----------

 Total assets ............ $72,844,719  $23,039,782   $3,700,000    $99,584,501
                           ===========  ===========   ==========    ===========

LIABILITIES AND SHAREHOLDERS'
EQUITY

Liabilities:
Mortgage notes payable ... $29,149,658 $14,807,005   $      --      $43,956,663
Revolving credit facility         --     1,825,000     3,700,000 (B)  5,525,000
Other liabilities ........   6,340,574     571,159                    6,911,733
Due to affiliates ........     669,722      21,500                      691,222
                           ----------- -----------   -----------    -----------


Total liabilities ........  36,159,954  17,224,664     3,700,000     57,084,618
                            ----------  ----------     ---------     ----------


Minority interest ........      33,627   3,443,278          --        3,476,905

Shareholders' equity:
Preferred shares,
Common shares ............      39,534        --                         39,534
Additional paid-in capital  37,013,258   2,371,840          --       39,385,098
Distributions in excess of
  earnings ...............    (401,654)       --                       (401,654)
                              --------      --------      --------   ----------


Total equity .............  36,651,138   2,371,840          --       39,022,978
                            ----------   ---------      --------     ----------


Total liabilities and
   shareholders' equity .. $72,844,719 $23,039,782    $3,700,000    $99,584,501
                           =========== ===========    ==========    ===========

(A) Real estate, net:
Reflects the acquisition of Greenfield Village Apartments.          $ 4,389,000
                                                                    ===========

(B) Revolving credit facility:
Reflects the drawdown of the credit facility for the purchase
of Greenfield Village Apartments.                                   $ 3,700,000
                                                                    ===========

(C) Cash and cash equivilants:
Reflects the cash used for the purchase of Greenfield
Village Apartments.                                                $  (689,000)
                                                                   ============

(D) Previously acquired properties:
Reflects properties acquired on March 14, 1997 and May 30, 1997 as dislosed in the Company's Proxy Statement dated Febuary 13, 1997 and Form 8-K dated May 30, 1997, respectively.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   FOR THE YEAR ENDED DECEMBER 31,1996 AND THE
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)



The following unaudited Pro Forma Condensed Consolidated Statements of Income have been presented as if the acquisition of Greenfield Village Apartments had occurred on January 1, 1996. The unaudited Pro Forma Condensed Consolidated
Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed on Form 10-KSB, and Form 10-QSB, for the year ended December 31, 1996 and for the period ended March 31, 1997, respectively, and the statment of revenues and certain expenses for Greenfield Village Apartments included elsewhere herein. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the company would have been had these transactions actually occurred as of January 1, 1996 nor do they purport to represent the results of operations of the Company for future periods.

                                    Three months ended March 31, 1997
                      ----------------------------------------------------------
                        Historical
                          Grove     Previously   Green-   Pro
                         Property    Acquired    field    Forma      Pro Forma
                          Trust    Properties(D)  Acq.    Adjust.   Consolidated
                          -----    -------------  ----    ----      ------------
Revenues:
Rental income ...........$1,177,022 $3,803,748  $226,991    --       $5,207,761
Property management ......    --       146,963      --      --          146,963
Interest and other .......  129,146    108,968     9,961    --          248,075
                            -------    -------     -----  -------       -------

      Total revenue ......1,306,168  4,059,679   236,952    --        5,602,799
                         ----------  ---------   -------  -------     ---------


Expenses:
Property operating
   and maintenance .......  487,630  1,504,761    96,697    --        2,089,088
Real estate taxes ........  116,018    399,205    41,757    --          556,980
Management fees ..........   21,795    (21,795)   11,283    --           11,283
General and administrative   69,035    185,940     8,713    --          263,688
                             ------    -------     -----  ------        -------

Total expenses ...........  694,478  2,068,111   158,450    --        2,921,039
                            -------  ---------   -------  ------      ---------


                            611,690  1,991,568    78,502    --        2,681,760

Interest .................  173,121    650,745    38,197  23,833(A)     885,896
Depreciation and
   amortization ..........  239,628    855,247    39,400  (2,106(B)   1,132,169
Conveyance taxes .........   68,761       --        --      --           68,761
                             ------  ---------    ------  --------       ------


Income before minority
  interest ...............  130,180    485,576       905  (21,727)      594,934

Minority interest ........   33,627    310,768      --     (8,842(C)    335,553
                             ------    -------    -----    ------        -------


Net income ...............  $96,553   $174,808    $  905 $(12,885)     $259,381
                             ======    =======       ===  =======       =======

                                    Year Ended December 31, 1996
                     ----------------------------------------------------------
                        Historical
                           Grove     Previously   Green-    Pro
                         Property    Acquired     Field    Forma     Pro Forma
                           Trust    Properties(D)  Acq.   Adjust.   Consolidated
Revenues:                  -----    -------------  ----    ----     -----------
Rental income ...........$2,046,390 $17,164,571  $891,117     --      20,102,078
Property management ......     --       929,653      --       --         929,653
Interest and other .......   35,849     666,311    10,155     --         712,315
                             ------     -------    ------  ------       -------

     Total revenue .......2,082,239  18,760,535   901,272     --      21,744,046
                         ----------  ----------   -------  ------     ----------


Expenses:
Property operating and
   maintenance ...........  655,821   6,441,734   437,829     --       7,535,384
Real estate taxes ........  208,302   1,905,632   164,929     --       2,278,863
Management fees ..........  108,731     (84,045)   45,417     --          70,103
General and administrative   66,798     902,436    25,000     --         994,234
                             ------     -------    ------   ------       -------

     Total expenses ......1,039,652   9,165,757   673,175     --      10,878,584
                         ----------   ---------   -------  -------    ----------


                          1,042,587   9,594,778   228,097     --      10,865,462

Interest .................  394,657   2,975,612   247,911  3,684 (A)   3,621,864

Depreciation and
   amortization ..........  386,641   3,958,993   157,598  (17,378)(B) 4,485,854
                            -------   ---------   -------  -------     ---------


Income before
    minority interest ....  261,289   2,660,173  (177,412)  13,694     2,757,744

Minority interest ........    --      1,240,744            (63,965)(C) 1,176,779
                            -------    ---------  -------  -------     ---------


Net income ............... $261,289  $1,419,429 $(177,412) $77,659    $1,580,965
                            =======   =========  ========   ======     =========

                                            Three Months Ended       Year Ended
                                            March 31, 1997     December 31, 1996
                                            --------------     -----------------
(A)  Interest expense:
Represents the elimination of interest
expense  associated with the mortgage of
the prior owners and the interest expense
associated with the draw of $3,700,000 on
the revolving credit facility for the purchase
of Greenfield Village Apartments.               $    23,833          $    3,684
                                                 ===========          ==========

(B)  Depreciation and amortization expense:
Reflects depreciation of Greenfield Village
Apartments and the elimination of the
amortization expense.                           $   (2,106)          $ (17,378)
                                                ===========          ==========

(C)  Minority interest:
To adjust income allocated to minority
interest resulting from the net income of
Greenfield   Village  Apartments  and
the  associated  Pro  Forma  adjustments.
Calculated as follows:
Greenfield net income (loss)                   $      (905)         $ (177,412)
Pro forma adjustments                              (21,727)             13,694
                                                   --------              ------
Pro forma net income (loss)                        (22,632)           (163,718)
                                                   --------           ---------
Minority interest (39.07%)                      $   (8,842)        $   (63,965)
                                                ===========        ============

(D) Previously acquired properties:
Reflects  properties  acquired on
March 14, 1997 and May 30, 1997 as dislosed in the Company's Proxy Statement dated
Febuary 13, 1997 and Form 8-K dated May 30,
1997, respectively.

                         Greenfield Village Apartments

                   Statement of Revenues and Certain Expenses

                          Year Ended December 31, 1996
                       with Report of Independent Auditors

                   Statement of Revenues and Certain Expenses

             Year Ended December 31, 1996 and the Three Months Ended
                           March 31, 1997 [Unaudited]




                                    Contents

Report of Independent Auditors..............................................1

Statement of Revenues and Certain Expenses..................................2

Notes to Statement of Revenues and Certain Expenses.........................3

                         Report of Independent Auditors


To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the  statement of revenues  and certain  expenses of  Greenfield
Village Apartments (the Property) for the year ended December 31, 1996. The statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Grove
Property Trust described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of Greenfield Village Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                    ERNST & YOUNG LLP

Hartford, Connecticut
July 1, 1997

                                Greenfield Village Apartments
                         Statement of Revenues and Certain Expenses


                                              Three Months        Year Ended
                                            Ended March 31,       December 31,
                                                 1996                 1996
                                                 ----                 ----
                                             (Unaudited)

Revenues:
     Rental income .........................  $226,991              $891,117
     Miscellaneous income ..................     9,961                10,155
                                               -------               -------

          Total revenues ...................   236,952               901,272
                                               -------               -------


Certain Expenses:
     Property operating and maintenance ....    96,697               437,829
     Real estate taxes .....................    41,757               164,929
     Management fees .......................    11,283                45,417
     General and administrative ............     8,713                25,000
                                                 -----                ------


                                               158,450               673,175
                                               -------               -------


      Revenues in excess of certain expenses  $ 78,502              $228,097
                                                ======               =======




See accompanying notes.

                          Greenfield Village Apartments
             Notes to the Statement of Revenues and Certain Expenses

                                December 31, 1996

1.   Business

The accompanying Statement of Revenues and Certain Expenses relates to the operation of 126 apartment units out of the total of 231 units at the Greenfield Village Apartments (the Property). The Property was acquired on July 1, 1997 by Grove Property Trust. The Property was previously owned by Highland Income Partners, L.P.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by Grove Property Trust in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses. The financial statements also excludes gains resulting from sales of property.

The preparation of the Statement of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROVE PROPERTY TRUST


Date: September 9, 1997            By:     /s/Joseph R. LaBrosse
                                         ------------------------
                                        Joseph R. LaBrosse
                                        Chief Financial Officer

                                               Exhibit Index

     Exhibit No.                                            Description
         2.1 Purchase and Sale Agreement dated May 14, 1997 between Highland Income Partners, L.P., as Seller, and Grove Corporation, as Purchaser (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated July 2, 1997 (Commission File 1-13080))